CONFIDENTIAL TREATMENT REQUESTED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]” AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 10.15.1

AMENDMENT TO
CONFIDENTIAL SETTLEMENT AGREEMENT AND RELEASE

This AMENDMENT TO CONFIDENTIAL SETTLEMENT AGREEMENT AND RELEASE (“Amendment”) is made and is effective as of this 24th day of September, 2013, by and between Mortgage Guaranty Insurance Corporation (“MGIC”), Countrywide Home Loans, Inc. (“CHL”) and Bank of America, N.A., in its capacity as master servicer or servicer of Subject Loans (“Servicer”).  Capitalized terms used in this Amendment without definition have the meaning given them in the Settlement Agreement.

RECITALS

WHEREAS, MGIC, CHL, and Bank of America are Parties to a Confidential Settlement Agreement and Release, dated as of April 19, 2013 (the “Settlement Agreement”); and

WHEREAS, the Parties desire to amend the Settlement Agreement in certain respects as specified in this Amendment.

NOW, THEREFORE, intending to be legally bound, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, including the promises and other matters contained herein, the Parties agree, pursuant to Section 19(g) of the Settlement Agreement, that the Settlement Agreement is hereby amended as follows:

1.	Compensation for Recently Paid Loans. Subclause (x) of Section 7(a)(ii) is amended and restated as follows: “(x) the Settlement Percentage applicable to the Category of the True-Up Loan, and”.

2.	Supplemental Claims.

a.	Section 1(l) is amended and restated as follows: “‘Claim’ (A) has, with respect to any Subject Loan, the meaning set forth in the applicable Master Policy and (B) when used in reference to a Covered Loan or a Recently Paid Loan, also means a Supplemental Claim.”

b.	The following Section 1(yyy) is added: “‘Default Servicing Guide’ means MGIC’s Default Servicing Guide in effect at June 2013, a copy of which is attached as Exhibit M hereto.”

c.	The following Section 1(zzz) is added: “‘Supplemental Claim’ means a supplemental claim for items the Insured must advance under Section 5.7 of the applicable Master Policy, which supplemental claim is made after the date on which the Claim to which such supplemental claim relates is initially paid.”

d.	The following Section 10(f) is added: “Supplemental Claims for Certain Loans: MGIC shall make payment pursuant to the provisions of the Default Servicing Guide relevant to the filing and paying of Supplemental Claims on valid and allowable Supplemental Claims on Covered Loans and Recently Paid Loans received by MGIC within 90 days of the initial Claim payment date at the Settlement Percentage in the same manner as claims for Covered Loans. If, however, MGIC’s customary practice as to any particular type of Supplemental Claim is to waive the fact that the Supplemental Claim has not been received within 90 days of the initial Claim payment date, it shall follow that customary practice for purposes of Supplemental Claims of that type received pursuant to this Section 10(f). Any disputes regarding payment on Supplemental Claims, other than a dispute regarding the application of the preceding sentence, shall be resolved as described in the final sentence of Section 11(a), and any disputes regarding the application of the preceding sentence shall be resolved pursuant to Section 11(c).”

3.	Alternative Dispute Resolution.

a.	The following shall be added at the end of Section 11(a): “All disputes regarding any disallowance of a Supplemental Claim by MGIC in respect of any Covered Loan or Recently Paid Loan shall be resolved in the same manner and subject to the same conditions and limitations as disputes regarding an Exclusion, including without limitation, including such dispute in a Claim Group; provided, however, that for purposes of resolving disputes about disallowance of Supplemental Claims, (i) any reference to an ‘Exclusion’ shall instead be to a ‘disallowance of a Supplemental Claim’, (ii) the bases for the disallowance of a Supplemental Claim shall be those contained in the terms of the applicable Master Policy, the provisions of the Default Servicing Guide relevant to the filing and paying of Supplemental Claims and this Settlement Agreement, and (iii) the arbitrator shall be bound by the terms of this Settlement Agreement, the provisions of the Default Servicing Guide relevant to the filing and paying of Supplemental Claims, and the applicable Master Policy.”

b.	Section 13(d)(i) is amended and restated as follows: “(i) Any disputes or claims within the scope of Sections 11(a) and (b), and any Dispute within the scope of Section 11(c);”.

c.	Section 14(d)(i) is amended and restated as follows: “(i) Any disputes or claims within the scope of Sections 11(a) and (b), and any Dispute within the scope of Section 11(c);”.

4.	Indemnification.

a.	The following words are deleted from Section 15(b)(i): “[***]”.

b.	The word “or” following clause (F) of the proviso following Section 15(b)(iii) is deleted.

c.	Clause (F) of the proviso following Section 15(b)(iii) is amended to delete the period and to add “or;” at the end of the Clause.

d.	The following new clause shall be added to the end of the proviso following section 15(b)(iii): “(G) Any obligation of MGIC to pay a Supplemental Claim pursuant to Section 10(g).”

5.	Settlement Agreement. The Parties hereby affirm all other terms, provisions, and conditions of the Settlement Agreement. All references in the Settlement Agreement to the Settlement Agreement shall mean the Settlement Agreement as amended by this Amendment.

6.	Governing Law. This Amendment and any Cause of Action arising under or related to this Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the law of conflicts.

7.	Interpretation. This Amendment shall not be construed against any Party, but shall be construed as if the Parties jointly prepared the Amendment and any uncertainty and ambiguity shall not be interpreted against any one Party.

8.	Severability. If any provision of this Amendment is declared invalid or unenforceable, then, to the extent possible, all of the remaining provisions of this Amendment shall remain in full force and effect and shall be binding upon the Parties.

9.	Representations and Warranties. Each of the Parties represents that: (1) it has full power and authority to execute and deliver this Amendment and to perform its obligations under the Amendment; (2) it has taken all necessary corporate action to authorize the execution and delivery of this Amendment and the performance of its duties and obligations contemplated hereby; (3) none of such execution, delivery, or performance of this Amendment and the transactions contemplated hereby: (A) conflicts with the obligations of such Party under any material agreement binding upon it; (B) requires any authorization, consent or approval by, or registration, declaration or filing with, or notice to, any governmental authority, agency or instrumentality, or any third party, except for (i) any authorization, consent, approval, registration, declaration, filing, or notice that has been obtained or given prior to the date hereof and (ii) the Required Consents; (C) results in, or requires, the creation or imposition of any lien or other charge upon or with respect to any of the assets now owned or hereafter acquired by a Party; and (4) this Amendment, upon execution and delivery, is a valid and binding agreement, enforceable against it in accordance with the terms of the Settlement Agreement, as amended by this Amendment, subject to applicable bankruptcy, insolvency, reorganization, moratorium, insurers’ rehabilitation and liquidation, and other similar laws affecting creditor’s rights generally and general principles of equity.

10.	Counterparts. This Amendment may be executed in counterparts, and when each Party has signed and delivered at least one such counterpart, each counterpart shall be deemed an original, and, when taken together with the other signed counterparts, shall constitute one agreement, which shall be binding upon and effective as to all Parties. Signatures of the Parties transmitted by fax or .pdf shall be deemed to be their original signatures for all purposes.

[The next page is the signature page.]

IN WITNESS WHEREOF, the Parties have executed this Amendment to Confidential Settlement Agreement and Release as of the date first stated above.

MORTGAGE GUARANTY INSURANCE CORPORATION	COUNTRYWIDE HOME LOANS, INC.

/s/ Patrick Sinks	/s/ David A. Cassell
Name: Patrick Sinks	Name: David A. Cassell
Title: President/Chief Operating Officer	Title: Senior Vice President

BANK OF AMERICA, N.A., as Master Servicer or Servicer

/s/ John S. Cousins
Name: John S. Cousins
Title: Senior Vice President

EXHIBIT M

Default Servicing Guide

MGIC’s	JUNE
Default Servicing Guide	2013

MGIC’s Default Servicing Guide

Introduction	page 1

Communication Shortcuts	3

1 Reporting

1.01 Reporting Requirements	5

1.02 Reporting Defaults	6

1.03 Updating Default Status	6

2 Loss Mitigation Workouts

2.01 Foreclosure Sale Postponement	9

2.02 Forbearance	10

2.03 Repayment	11

2.04 Special US Treasury, GSE Programs	12

2.05 Loan Modification	12

2.06 Short Sale and Deed in Lieu of Foreclosure	14

3 Foreclosure

3.01 Foreclosure Commencement	17

3.02 State Time Frame Guidelines for Loans with Primary Coverage	18

3.03 Bankruptcy	19

3.04 Foreclosure Bidding Instructions	20

3.05 Deficiency Judgments	22

4 Real Estate Owned (REO)

4.01 REO Property Disposition for Primary Coverage	23

4.02 REO Property Disposition for Supplemental Coverage (Pool or Second-Layer Coverage)	24

MGIC’s Default Servicing Guide

5 Claim for Loss

5.01 Conditions Prior to Claim	27

5.02 Exclusions from Coverage	28

5.03 Nonclaimable Items	28

5.04 Claim Documentation Requirements	29

5.05 Filing Claims	31

5.06 Check Claim Status	32

5.07 Explanation of Benefits	32

6 Exhibits

6.01 MGIC Financial Analysis Form	33

6.02 Arrearage and Principal Reduction Defined With Respect to Loan Modifications	34

6.03 State Time Frames for Loans with Primary Coverage	36

6.04 Claim for Loss Form	37

7 Default Servicing Tools

7.01 MGIC/Link Servicing	39

7.02 Automated Default Reporting	41

7.03 Secure File Transfer	42

7.04 Electronic Funds Transfer (EFT)	42

MGIC’s Default Servicing Guide
Introduction

Introduction

MGIC Reservation of Rights
MGIC retains a full and complete reservation of rights. Neither this document nor any action taken by MGIC that may appear inconsistent with this document should be construed as a waiver by MGIC of any rights or defenses it may have.

MGIC Master Policy	MGIC’s Master Policy is referred to on several occasions within this guide. To view a copy of the Master Policy, see Master Policyholder resources at www.mgic.com/ lender-services/index.html.

MGIC Delegated Servicing Authority	As a servicer, you are bound by the requirements under MGIC’s Master Policy to mitigate MGIC’s loss and report certain loss mitigation measures to MGIC.

To facilitate your loss mitigation efforts, MGIC offers Delegated Servicing Authority to help streamline your default servicing processes. You can use this authority to approve or complete — without our prior approval — loss mitigation workouts (Section 2) that meet our Guidelines for Delegated Authority (referred to throughout this guide as “Delegated Guidelines”).

These guidelines may supersede any special delegation authority previously offered. We reserve the right to revoke any delegation.

Delegated Guidelines apply to loans with primary coverage and/or supplemental coverage (pool or second-layer coverage).

Use of the Term “Borrowers”	Throughout this guide, “borrowers” refers to multiple borrowers or a single borrower.

References
Throughout the guide, you will be referred to supporting information in other sections within the document. For example, (2.06) means you will find related information in Section 2, subsection 6. These references are hyperlinked to the appropriate page in the guide.

The guide also includes external references, linked to pages on our website, www.mgic.com.

Special Notes	Information to note will be pointed out to you with this symbol, Note.

All changes made to content are indicated in green type.

MGIC/Link Servicing
In cases where you need to report or submit information to MGIC, our secure, online servicing tool, MGIC/Link (7.01), is usually the best option. You can complete most of your default servicing tasks on MGIC/Link, including reporting, requesting approvals and uploading documentation.

If you’re not already an MGIC/Link user, go to www.mgic.com/signup to register for a password.

Support	If you have any questions about information presented in this guide, contact MGIC Customer Service, customer_service@mgic.com or 1-800-424-6442.

MGIC’s Default Servicing Guide

MGIC’s Default Servicing Guide
Communication Shortcuts

Communication Shortcuts

Secure, automated support for servicing defaults, reporting loss mitigation efforts and filing claims.
■	Login ID and password registration for MGIC/Link Servicing and Secure File Transfer at www.mgic.com/signup
■	Questions? Contact customer_service@mgic.com or 1-800-424-6442

Communication	Submission Options	Time Frame
Default Reporting
Notice of Default	■ Automated Default Reporting ■ MGIC/Link Servicing – Select File/Update a Default	Upon 2nd consecutive past- due payment, by the 20th day of the month
Default Status Updates	■ Automated Default Reporting ■ MGIC/Link Servicing – Select File/Update a Default ■ Secure File Transfer – Select MEA Updates ■ Fax to 1-800-353-8781	Monthly updates by the 20th day of the month
Loss Mitigation/Loan Workouts
Loan Modification Reporting
■  MGIC/Link Servicing – Select Loan Modification
– Individual modifications – Submit single loan mod
– Multiple modifications – Submit Loan Mod Submission
Spreadsheet
■  Secure File Transfer – Select Loan Modifications
Within 30 days of completed modification effective date
Nondelegated Short Sale Approval	■ MGIC/Link Servicing – Select Short Sale	Prior to agreement of terms
Other Nondelegated Loan Workout Approval	■ MGIC/Link Servicing – Select Other Workout Types	Prior to agreement of terms
Processing Promissory Notes Payable to MGIC	■ Send to: Resurgent Mortgage Servicing 55 Beattie Place, Ste. 110, MS #003 Greenville, SC 29601	Upon execution, following short sale/deed in lieu execution
Real Estate Owned (REO)
Request for Approval of Offer	■ Send documents to reo_marketing@mgic.com	Upon MGIC receipt of the offer, through the time of claim resolution
Claim Filing
Initial Claim Filing	■ MGIC/Link Servicing – Select File a Claim – Submit required documentation, DSG 5.04	Within 60 days of title transfer/ foreclosure completion
Submission of Claim Documents	■ MGIC/Link Servicing – Select Upload Claim Documents	Submit documents before, during or after claim filing or upon request
Submitting Additional Expenses on a Paid Claim (Supplemental)	■ MGIC/Link Servicing – Select File a Claim; then Supplemental Confirmation Required ■ Send documents to claimsquery@mgic.com – Identify as “additional expenses” and list MGIC C/C	Within 90 days of initial claim payment
Request for Reconsideration of a Paid Claim	■ Send documents to claimsquery@mgic.com – Identify as a “request to reconsider” and list MGIC C/C	Within 90 days of initial claim payment
Claim Status/ Explanation of Benefits	■ MGIC/Link Servicing – Select Policy Inquiries

MGIC’s Default Servicing Guide

MGIC’s Default Servicing Guide
Section 1 – Reporting

Section 1: Reporting	1.01 Reporting Requirements 1.02 Reporting Defaults 1.03 Updating Default Status

1.01 Reporting Requirements

Below is a summary of MGIC reporting requirements. Refer to the sections indicated for guidelines, reporting/submission options, documentation requirements and support.

1.01a Defaults	Notify MGIC when a borrower becomes 2 consecutive payments past due by filing a Notice of Delinquency (1.02).

1.01b Default Status	On a monthly basis, report to MGIC both the status of loans in default and your servicing efforts to remedy default as required by the Master Policy.

1.01c HAMP Modifications	Report on a monthly basis:

■ HAMP trial status; ■ all other HAMP modification status updates; AND ■ all completed (official) HAMP modifications. For details, see www.mgic.com/default-servicing/treasury-gse-programs.html.

1.01d Loan Modifications	Report completed modifications that meet MGIC Delegated Guidelines to MGIC within 30 days of the modification effective date (2.05a).

–	For modifications that fall outside of MGIC Delegated Guidelines (2.05b), submit requests to MGIC for approval before completing the modification as required by the Master Policy.

Questions? Contact MGIC Customer Service, customer_service@mgic.com or 1-800-424-6442.

MGIC’s Default Servicing Guide
Section 1 – Reporting

1.02 Reporting Defaults

1.02a	Guidelines for Reporting Defaults	Notify MGIC when a borrower becomes 2 consecutive payments past due by filing a Notice of Delinquency.

Reporting	File a Notice of Delinquency via: ■ MGIC/Link Servicing – Select File/Update a Default in the main menu; OR

■	Automated Default Reporting (ADR) – Produce your ADR file no earlier than the 20th day and report to MGIC by the 3rd-to-last business day of the month.

Note	Contact MGIC Customer Service with any Mortgage Insurance Premium questions when a loan becomes delinquent.

Support	For questions regarding ADR setup, contact MGIC eCommerce Services, ecommerce_services@mgic.com or 1-800-558-9900.

1.03 Updating Default Status

Following a default, report both the status of the loan and your servicing efforts to remedy the default.

1.03a	Guidelines for Updating Status via Automated Default Reporting (ADR)
Update default status in ADR monthly.

When updates aren’t reported, MGIC will send a Monthly Exception Audit (MEA) listing all loans that were previously reported as delinquent, but that are missing from the most recent ADR submission.

MGIC will deliver MEA reports to you through Secure File Transfer (SFT). We will notify you via e-mail that an MEA report has been posted to SFT.

Update the MEA with the most current status of the loans previously reported as delinquent, but that are missing from the most recent ADR submission.

Reporting	Report changes in status as they occur:

For individual loans, submit changes via MGIC/Link Servicing; select File/Update a
Default in the main menu.

For multiple loans, submit changes via:
■   ADR OR
■ Secure File Transfer – select MEA Updates as the file recipient

Questions? Contact MGIC Customer Service, customer_service@mgic.com or 1-800-424-6442.

MGIC’s Default Servicing Guide
Section 1 – Reporting

1.03b	Guidelines for Updating Status Using a Method Other Than ADR
MGIC mails a Monthly Delinquency Loan Status Report (MDLSR) on each loan previously reported in default. MGIC prints the last reported status on the MDLSR to help you determine whether the status has changed.

Use the MDLSR to update or provide additional information about any of the following items:
■  loan status;
■  current principal balance;
■ loan due-for date;
■ delinquency status – if a bankruptcy petition was filed, include chapter, filing date and date relief was granted;
■ date foreclosure proceedings commenced (first legal action/date of the first document filed) and whether there is a foreclosure sale scheduled (3.01a);
■  foreclosure sale date, if applicable; AND/OR
■ date Borrower’s Title or Good and Merchantable Title (as defined in MGIC’s Master Policy) was acquired (5.01b).

You can also use the MDLSR to notify MGIC that:
■  a loan in default is now current;
■  a loan in default has now been paid in full;

Note  “Paid in full” does  not apply to servicing transfers, short sales  or presales.
■ a servicing transfer has occurred;
■  the loan number has changed;
■ the contact person for your organization has changed; AND/OR
■ your physical address has changed.

Reporting	Whenever a change occurs to any of the information listed above, return the updated default status information to MGIC by the 20th of the month via:
■ MGIC/Link Servicing – Select File/Update a Default in the main menu OR
■  Fax 1-800-353-8781

Questions? Contact MGIC Customer Service, customer_service@mgic.com or 1-800-424-6442.

MGIC’s Default Servicing Guide
Section 1 – Reporting

MGIC’s Default Servicing Guide
Section 2 – Loss Mitigation Workouts

Section 2: Loss Mitigation Workouts	2.01 Foreclosure Sale Postponement 2.02 Forbearance 2.03 Repayment 2.04 Special US Treasury, GSE Programs 2.05 Loan Modification 2.06 Short Sale and Deed in Lieu of Foreclosure

Loan workouts can preserve homeownership for the borrowers and prevent losses as well. The MGIC Master Policy requires you to assist and cooperate with MGIC in preventing and mitigating MGIC’s loss. This means that a loan workout, such as a repayment plan, forbearance plan or loan modification, must be offered to any borrowers who have the ability to cure the delinquency.

It is important to work closely with borrowers as soon as they begin to experience problems making their mortgage payment. It may even be appropriate to extend assistance to borrowers who are current on their mortgage loan if you learn they are experiencing a problem. MGIC recognizes the benefits of home retention to all involved and offers a variety of loss mitigation workout options designed to keep borrowers in their home. MGIC relies on you to contact troubled borrowers as part of your loss mitigation duties.

The following loss mitigation workout options can be performed as long as the terms of the workout comply with the respective MGIC Guidelines for Delegated Authority (Delegated Guidelines). These guidelines apply to primary coverage and/or supplemental coverage (pool or second-layer coverage). MGIC offers delegated authority to increase efficiency, but reserves the right to revoke this delegation on notice.

While MGIC prefers that you use Delegated Guidelines, we are happy to work with you on any workout type.

MGIC Reservation of Rights
MGIC retains a full and complete reservation of rights. Neither this document nor any action taken by MGIC that may appear inconsistent with this document should be construed as a waiver by MGIC of any rights or defenses it may have.

2.01 Foreclosure Sale Postponement

2.01a	Delegated Guidelines for Foreclosure Sale Postponement
You have delegated authority to postpone a scheduled foreclosure sale in order to pursue a forbearance, repayment plan, loan modification or short sale. This delegation pertains only to the postponement of the foreclosure sale.

MGIC’s liability (interest and expenses) may be limited to state time frames (3.02).

Note
Loss mitigation workouts that do not meet MGIC’s delegated guidelines for forbearance (2.02), repayment plans (2.03), loan modifications (2.04, 2.05) or short sales (2.06) must be submitted to MGIC for prior approval.

Questions? Contact MGIC Customer Service, customer_service@mgic.com or 1-800-424-6442.

MGIC’s Default Servicing Guide
Section 2 – Loss Mitigation Workouts

2.01b	Nondelegated Requirements for Foreclosure Sale Postponement	Submit a foreclosure sale postponement request and documentation as described below.

Documentation	Submit the following:
■  date of foreclosure initiation,
■  the timeline needed for postponement AND
■  information detailing the reason for postponing the foreclosure sale.

Submission	Request approval and submit documentation via MGIC/Link Servicing. Select Other Workout Types in the main menu.

2.02 Forbearance

2.02a	Delegated Guidelines for Forbearance Plans	You have delegated authority to complete a forbearance plan on MGIC-insured loans that meet the following criteria:
■ The forbearance term may not exceed 6 months from the loan due date.
■ The borrower is unable to make full monthly payments.
■ The forbearance plan should be part of a broader workout strategy for home retention or sale.
■ At the conclusion of the forbearance agreement, one of the following actions must occur:
– The loan is reinstated.
– The loan is paid in full.
– A repayment plan (2.03) that results in full reinstatement of the loan is executed.
– A loan modification (2.04, 2.05) that results in full reinstatement of the loan is executed.
– The property is sold.

2.02b	Nondelegated Requirements for Forbearance Plans	Forbearance plans falling outside of MGIC Delegated Guidelines (2.02a) must be approved before the plan is implemented. Submit a request and required documentation.

Questions? Contact MGIC Customer Service, customer_service@mgic.com or 1-800-424-6442.

MGIC’s Default Servicing Guide
Section 2 – Loss Mitigation Workouts

Documentation	Submit the following:
■ the terms of the forbearance plan;
■   a complete financial package disclosing all income, assets and expenses from the last 2 months;
■   letter of hardship written by the borrowers or a personal representative; AND
■ indication of the borrowers’ ability to resolve the delinquency.

Note
While we ask that you make every effort to obtain required documentation, we realize that is not always possible. If despite your efforts you are unable to produce all of the required documents, submit all available documentation for MGIC to review the workout request.

Submission	Submit requests for approval and required documentation via MGIC/Link Servicing. Select Other Workout Types in the main menu.

2.02c	Borrower Adherence	If borrowers do not adhere to the forbearance plan payment schedule:
■ pursue additional available workout considerations AND
■ proceed with foreclosure (3.01), as applicable.

2.03 Repayment

2.03a	Delegated Guidelines for Repayment Plans	You have delegated authority to complete repayment plans on MGIC-insured loans that meet MGIC Delegated Guidelines. The repayment term may not exceed 6 months from the loan due date.

2.03b	Nondelegated Requirements for Repayment Plans	Repayment plans falling outside of MGIC Delegated Guidelines (2.03a) must be approved before the plan is implemented. Submit a request and required documentation as described below.

Documentation	Submit the following documentation and information:
■ the terms of the repayment plan;
■ a complete financial package disclosing all income, assets and expenses from the last 2 months;
■ a letter of hardship written by the borrowers or a personal representative; AND
■ proof of the borrowers’ ability to resolve the delinquency.

Note
While we ask that you make every effort to obtain required documentation, we realize that is not always possible. If despite your efforts you are unable to produce all of the required documents, submit all available documentation for MGIC to review the workout request.

Questions? Contact MGIC Customer Service, customer_service@mgic.com or 1-800-424-6442.

MGIC’s Default Servicing Guide
Section 2 – Loss Mitigation Workouts

Submission	Submit requests for approval and required documentation via MGIC/Link Servicing. Select Other Workout Types in the main menu.

2.03c	Borrower Adherence	If borrowers do not adhere to a repayment plan schedule:
■ pursue additional available workout considerations AND
■ proceed with foreclosure (3.01), as applicable.

2.04 Special US Treasury, GSE Programs

MGIC offers Delegated Guidelines for a variety of workout options on loans with primary mortgage insurance coverage under several US Treasury- and GSE- sponsored programs.

For details, see www.mgic.com/default-servicing/treasury-gse-programs.html.

2.05 Loan Modification

MGIC expects you to offer a loan modification on every MGIC-insured loan in default when the borrowers have the desire and financial ability to continue making their mortgage payment after the loan is modified.

When you report a loan modification, we will notify you whether the approval is with or without limitations.

2.05a	Delegated Guidelines for Loan Modifications	■ Interest rate – same or lower than the premodification rate; AND ■ Term – fully amortizing, up to 50 years from loan origination date; AND ■ Loan meets the following capitalization guidelines

Questions? Contact MGIC Customer Service, customer_service@mgic.com or 1-800-424-6442.

MGIC’s Default Servicing Guide
Section 2 – Loss Mitigation Workouts

Capitalization Guidelines

Policy Type & Modified Unpaid Principal Balance (UPB)	Approval Without Limitations	Approval With Limitations to UPB (pre-mod or original UPB, whichever is less)
Primary ■ Less than or equal to 110% of original UPB	YES	N/A
■ Greater than 110% of original UPB	■ Numb~~e~~r of PITI payments capitalized 0-12 months AND ■ Payment (P&I) reduced or stays the same Then, YES	■ Number of PITI payments capitalized > 12 months AND/OR ■ Payment (P&I) increased Then, YES, with limitations
Pool Only or Primary with Pool ■ Less than or equal to 105% of original UPB	YES	N/A
■ Greater than 105% of original UPB	■ Number of PITI payments capitalized 0-6 months AND ■ Payment (P&I) reduced by 25% or more Then, YES	■ Number of PITI payments >6 months AND/OR ■ Payment (P&I) not reduced by at least 25% Then, YES, with limitations

Note	If a modification exceeds the guidelines above, submit to MGIC for review.

Reporting	Report completed loan modifications within 30 days of the modification effective date.
■ For individual modifications, use MGIC/Link Servicing. Select Loan Modification in the main menu.
■ For multiple modifications, complete and submit the Loan Modification
Submission Spreadsheet via:
– MGIC/Link Servicing – Select Loan Modification in the main menu; OR
– Secure File Transfer – Select Loan Modifications as the File Recipient.

We will respond with a letter for individually submitted modifications and a spreadsheet for multiple modification submissions containing:
■ Information pertaining to any premium adjustments based on changes to the reported UPB, AND
■ Approval status:
– Approval of the loan modification terms as reported to MGIC
– Approval with a limitation of the claimable principal balance in the event a loan re defaults and results in a claim

Note	Refer to 6.02 for the application of arrearage and principal reduction with respect to loan modifications.

■ If you submit a claim on a modified loan not previously reported, we reserve the right to adjust the claim.

2.05b	Borrower Adherence	If borrowers do not adhere to modification payment terms:
■ pursue additional available workout considerations AND
■ proceed with foreclosure (3.01), as applicable.

Questions? Contact MGIC Customer Service, customer_service@mgic.com or 1-800-424-6442.

MGIC’s Default Servicing Guide
Section 2 – Loss Mitigation Workouts

2.06 Short Sale and Deed in Lieu of Foreclosure

A short sale or deed in lieu may be an appropriate workout option when all home retention options have been exhausted, and the borrowers are unable or unwilling to continue making their full mortgage payment. Under these circumstances, we prefer a short sale; however, we understand that there are situations where a deed in lieu of foreclosure may be the only appropriate workout option.

Note	On Fannie Mae or Freddie Mac loans, follow investor guidelines. MGIC has delegated approval authority to Fannie Mae and Freddie Mac for short sale and deed in lieu workouts (5.04b).

2.06a	Delegated Guidelines for Short Sales and Deeds In Lieu	You have delegated authority from MGIC to complete a borrower-titled short sale or deed in lieu on every MGIC-insured, non-GSE loan where:
■ The borrowers do not qualify for a loan modification and do not have the long- term financial ability to continue paying their full mortgage payment.
■ The following delegation criteria are met:

Short sale
– Unless foreclosure has been initiated, the borrowers must meet one of the allowable hardship scenarios
– The sale price is based on an interior property valuation completed within the past 90 days, or at the servicer’s discretion, 120 days
– The variance between the “as is” and “repaired” values is < 15%,
–  The net sale proceeds must equal 82% or higher of the “as is” value
– The borrowers must not receive any funds from the sale of the property or retain or regain ownership of the property

Deed in lieu
– Unless foreclosure has been initiated, the borrowers meet one of the allowable hardship scenarios OR have filed bankruptcy
– Scheduled foreclosure sale date must be more than 60 days from the date of approval of the deed in lieu and may not be postponed to allow for deed in lieu consideration
– The title to the property must be free and clear of all subordinate liens or encumbrances

Questions? Contact MGIC Customer Service, customer_service@mgic.com or 1-800-424-6442.

MGIC’s Default Servicing Guide
Section 2 – Loss Mitigation Workouts

Allowable Hardship Scenarios

Delinquency	Stated Hardship Reason	Credit Score
Current or <60 days	■ Death ■ Long-term/permanent disability ■ Distant employment transfer, including Permanent Change of Station order, greater than 50 miles	Not Applicable
>60-120 days	■ Death ■ Long-term/permanent disability ■ Distant employment transfer, including Permanent Change of Station order, greater than 50 miles ■ Unemployment outside of borrower control ■ Divorce	Not Applicable
>120 days	■ Any	< 620

Note	MGIC allows delegation for short sales and deeds in lieu, regardless of occupancy type.

2.06b	Borrower Contribution Requirements	MGIC Delegated (Non-GSE)
■ We do not require that you obtain a contribution from the borrower; doing so is at your discretion
■ If you do obtain a contribution, the following requirements apply:
– Cash contributions must be paid to the servicer at sale closing or upon execution of the deed in lieu
– Promissory notes must be executed according to MGIC’s Promissory Note Guidelines

Promissory Note Guidelines

When you obtain a promissory note, whether at our direction or at your discretion, the following requirements apply:
■ Monthly payment should be affordable for the borrowers but no lower than $50 per month
■ Borrowers must sign and date the promissory note at the closing of the short sale or upon execution of the deed in lieu
■  Note must be payable to Mortgage Guaranty Insurance Corporation (MGIC, a Wisconsin insurance corporation)
■  Upon execution, send the original, signed promissory note referencing the MGIC certificate number to:

Resurgent Mortgage Servicing
55 Beattie Place, Ste 110, MS #003
Greenville, SC 29601
1-800-365-7107

Note	Resurgent will send the borrower a welcome letter and perform all servicing activities on behalf of MGIC.

Questions? Contact MGIC Customer Service, customer_service@mgic.com or 1-800-424-6442.

MGIC’s Default Servicing Guide
Section 2 – Loss Mitigation Workouts

2.06c	Closing Provisions (Short Sales Only)
Second lien payoff provisions apply to second mortgages owned by a third party (a legal entity unaffiliated with the servicer).

If a second mortgage exists, and the short sale has influence on MGIC’s claim settlement (i.e., a second mortgage exists and the second lien holder demands funds to release the lien), use the following to determine the allowable payoff:

■
MGIC will agree to pay a maximum of $6,000 or an amount not to exceed 50% of the current outstanding second lien amount to the second lien holder. This requirement only applies if the net proceeds from the short sale plus MGIC’s claim payment will make the servicer whole.

If the short sale has no influence on the claim settlement (i.e., MGIC’s percentage option settlement amount is less than the loss on sale), MGIC has no requirements or limitations on the second lien payoff provision.

Note	Third-party vendor loss mitigation fees are not claimable and should not be deducted from the sales proceeds or included as an expense on the claim.

2.06d	Nondelegated Requirements for Short Sales and Deeds in Lieu
Short sales and deeds in lieu that fall outside of MGIC Delegated Guidelines (2.06a)require MGIC approval before the sale or deed in lieu is completed.

Submit your request for approval to MGIC along with the following documentation.

Documentation	MGIC requires the following documents:
■  a completed MGIC Financial Analysis (6.01) or comparable analysis;
■ documentation for all sources of income from the last two months, including but not limited to, paystubs and any asset account that provides 1099 income from interest or dividends, such as checking, savings and investment accounts; money market, CDs, stocks, bonds, trusts and annuities;
■ federal tax returns for the last year OR IRS Form 4506-T, Request for Transcript of Tax Return, completed and signed by the borrowers;
■ a letter of hardship written by the borrowers or a personal representative indicating the reason for default;
■ financials, income and expense breakdown, current within the last 90 days;
■  a recent credit report dated within the last 90 days;
■ an estimated HUD-1 Settlement Statement or Net Sheet (short sale only);
■ an executed Offer to Purchase agreement (short sale only);
■ a payoff statement including all fees and costs within the last 30 days; AND
■ a Broker’s Price Opinion (BPO) or an appraisal no more than 90 days old – or up to 120 days old, at your discretion – including interior photographs.

MGIC may request additional documentation prior to approval of the sale. While we ask that you make every effort to obtain required documentation, we realize that is not always possible. If despite your efforts you are unable to produce all of the required documents, submit all available documentation for MGIC to review the workout request.

Submission	Submit your request for approval and required documentation using MGIC/Link Servicing. Select Short Sale or Deed in Lieu, as appropriate in the main menu.

Questions? Contact MGIC Customer Service, customer_service@mgic.com or 1-800-424-6442.

MGIC’s Default Servicing Guide
Section 3 – Foreclosure

Section 3: Foreclosure	3.01 Foreclosure Commencement 3.02 State Time Frame Guidelines for Loans with Primary Coverage 3.03 Bankruptcy 3.04 Foreclosure Bidding Instructions 3.05 Deficiency Judgments

3.01 Foreclosure Commencement

3.01a	Guidelines for Foreclosure Commencement
When a default cannot be resolved through a loan workout, foreclosure must be initiated by filing a complaint in the appropriate court; publishing a notice of sale or by such other process as required by Applicable Law by the end of the 4th month (120th day) of default.

Note	In instances where you receive returned keys from homeowners and/or are made aware of a property’s abandonment, immediately begin the foreclosure process.

Questions? Contact MGIC Customer Service, customer_service@mgic.com or 1-800-424-6442.

MGIC’s Default Servicing Guide
Section 3 – Foreclosure

3.02 State Time Frame Guidelines for Loans with Primary Coverage

3.02a	Guidelines for State Time Frames
MGIC has state time frames (6.03) that list the number of days MGIC allows to complete a foreclosure, subject to additional time required for diligent servicing and loss mitigation activities. If the number of days submitted on a claim exceeds the applicable State Time Frame, please provide to MGIC a chronology of events (5.04a). MGIC will review the information to determine if additional days claimed will be allowed.

State time frame intervals
■ Foreclosure commencement – 150 days (5 months) from the due date of the last paid installment to initiate the legal foreclosure action (typically notice of default or complaint)
■ Foreclosure duration – Time from foreclosure commencement to foreclosure completion; varies based on state-by-state foreclosure statutes
■ Claim filing – 60 days from foreclosure completion

Foreclosure Duration

Last Paid Installment	Foreclosure Commencement	Foreclosure Completion	Claim Filing

5 months (150 days) if last paid installment is 5/1/08 or after	Variable days based on State & Foreclosure Method from Foreclosure Commencement to Foreclosure Completion		60 days

Note
Short sale/deed in lieu: State time frame guidelines also apply to short sale and deed in lieu claims. Claim filing is required within 60 days of the short sale closing or execution of the deed in the case of a deed in lieu.

Questions? Contact MGIC Customer Service, customer_service@mgic.com or 1-800-424-6442.

MGIC’s Default Servicing Guide
Section 3 – Foreclosure

3.03 Bankruptcy

Different rules and procedures may apply to each bankruptcy proceeding. Once you are notified that borrowers have filed a bankruptcy petition, it is good practice to seek the advice of an attorney familiar with bankruptcy law to determine the best, most cost-effective course of action for each bankruptcy case.

Prompt, diligent follow-up on bankruptcy cases can lead to substantial net savings.

3.03a	Guidelines for Borrowers Filing Bankruptcy	Initiating relief from bankruptcy under a Chapter 13 filing must be completed within 60 days from the date of the last payment under the bankruptcy plan.
Initiate foreclosure within 60 days after:
■ the automatic stay is lifted,
■  the bankruptcy case is dismissed OR
■  the borrowers are discharged.

Reporting	If borrowers are involved in any bankruptcy proceeding, notify MGIC via MGIC/Link Servicing. Provide the following information:
■ the type of bankruptcy filed,
■ the filing date AND
■ the date the relief from automatic stay was granted.

Questions? Contact MGIC Customer Service, customer_service@mgic.com or 1-800-424-6442.

MGIC’s Default Servicing Guide
Section 3 – Foreclosure

3.04 Foreclosure Bidding Instructions

MGIC requires servicers to utilize the following foreclosure bidding instructions to determine the proper bid amount for properties with MGIC-insured loans.

Note that the MGIC claim payment will never exceed our percentage guaranty option unless we elect to acquire the property.

3.04a	Foreclosure Bid Calculation Reference Table

Note	If the bid calculation exceeds the total mortgage indebtedness, bid the total debt.

Property State	Bidding Instructions
AK(1)	Greater of 85% FMV or investor guidelines
AL	Greater of 85% FMV or Make Whole Amount if required by investor
AR	Greater of 85% FMV or Make Whole Amount if required by investor
AZ(1)	Greater of 85% FMV or investor guidelines
CA(1)	Greater of 85% FMV or investor guidelines
CO	Greater of 85% FMV or Make Whole Amount if required by investor
CT(2)	Greater of 85% FMV or Make Whole Amount if required by investor
DC	Greater of 85% FMV or Make Whole Amount if required by investor
DE	Greater of 85% FMV or Make Whole Amount if required by investor
FL	Start at $100, up to greater of 85% FMV or Make Whole Amount if required by investor
GA(1)	Greater of 85% FMV or investor guidelines
HI	Greater of 85% FMV or Make Whole Amount if required by investor
IA(1)	Greater of 85% FMV or investor guidelines
ID	Greater of 85% FMV or Make Whole Amount if required by investor
IL	Greater of 85% FMV or Make Whole Amount if required by investor
IN	Greater of 85% FMV or Make Whole Amount if required by investor
KS	100% of total debt
KY	Start at 2/3 Sheriff Appraisal up to 85% of FMV or Make Whole Amount if required by investor guidelines
LA	Start at 2/3 Sheriff Appraisal up to 85% of FMV or Make Whole Amount if required by investor guidelines
MA	Greater of 85% FMV or Make Whole Amount if required by investor
MD	Greater of 85% FMV or Make Whole Amount if required by investor
ME	Greater of 85% FMV or Make Whole Amount if required by investor
MI	Greater of 85% FMV or Make Whole Amount if required by investor
MN(1)	Greater of 85% FMV or investor guidelines
MO	Greater of 85% FMV or Make Whole Amount if required by investor
MS	Greater of 85% FMV or Make Whole Amount if required by investor
MT(1)	Greater of 85% FMV or investor guidelines

Questions? Contact MGIC Customer Service, customer_service@mgic.com or 1-800-424-6442.

MGIC’s Default Servicing Guide
Section 3 – Foreclosure

Property State	Bidding Instructions
NC	Greater of 85% FMV or Make Whole Amount if required by investor
ND(1)	Greater of 85% FMV or investor guidelines
NE(1)	Greater of 85% FMV or investor guidelines
NH	Greater of 85% FMV or Make Whole Amount if required by investor
NJ(1)	Start at $100, up to greater of 85% FMV or investor guidelines
NM	Greater of 85% FMV or Make Whole Amount if required by investor
NV	Greater of 85% FMV or Make Whole Amount if required by investor
NY(1)	Greater of 85% FMV or investor guidelines
OH	Start at 2/3 Sheriff Appraisal, up to greater of 85% FMV or Make Whole Amount if required by investor
OK	Start at 2/3 Sheriff Appraisal, up to greater of 85% FMV or Make Whole Amount if required by investor
OR(1)	Greater of 85% FMV or investor guidelines
PA(1)	Start at Sheriff cost, up to greater of 85% FMV or Make Whole Amount if required by investor guidelines
RI	Greater of 85% FMV or Make Whole Amount if required by investor
SC(3)	Greater of 85% FMV or Make Whole Amount if required by investor
SD(1)	100% of total debt
TN	Greater of 85% FMV or Make Whole Amount if required by investor
TX	Greater of 85% FMV or Make Whole Amount if required by investor
UT	Greater of 85% FMV or Make Whole Amount if required by investor
VA	Greater of 85% FMV or Make Whole Amount if required by investor
VT(1)	Greater of 85% FMV or investor guidelines
WA(1)	Greater of 85% FMV or investor guidelines
WI(1)	Greater of 85% FMV or investor guidelines
WV	Greater of 85% FMV or Make Whole Amount if required by investor
WY(1)	Greater of 85% FMV or investor guidelines

Guam(1)	Greater of 85% FMV or investor guidelines
Puerto Rico(1)	Greater of 85% FMV or investor guidelines

FOOTNOTES
(1) MGIC does not pursue deficiencies in these states.
(2) In a strict foreclosure action, MGIC requires that you file a motion within 30 days after the title vests, in order to preserve MGIC’s deficiency rights. Please instruct your attorney accordingly
(3) The deficiency should be set forth in the initial pleadings.

Questions? Contact MGIC Customer Service, customer_service@mgic.com or 1-800-424-6442.

MGIC’s Default Servicing Guide
Section 3 – Foreclosure

3.04b	Bid Calculation Components	Fair Market Value (FMV) MGIC requires servicers to obtain and use one of the following documents to determine the appropriate FMV:
■ A BPO less than 120 days old as of the foreclosure sale date OR
■  An appraisal, where required by state statute, that is less than 120 days old as of the foreclosure sale date.

MGIC does not accept values determined by Automated Valuation Models (AVMs); however, we will accept a bidding value derived through Fannie Mae’s or Freddie Mac’s valuation model.

For variances between “as is” and “repaired” values:
■ If 10% or less, use the “as is” value for FMV.
■ If greater than 10%, use the “repaired” value for FMV.

Total Debt or Total Mortgage Indebtedness

The total amount of debt associated with the mortgage includes principal, interest and any additional costs (attorney fees, property preservation costs, etc.) incurred.

Make Whole Amount

Fannie Mae and Freddie Mac define the “make whole amount” as total mortgage indebtedness less the amount of the anticipated mortgage insurance claim payment. For questions regarding the make whole bid amount, contact your investor.

Questions? Contact MGIC Customer Service, customer_service@mgic.com or 1-800-424-6442.

MGIC’s Default Servicing Guide
Section 3 – Foreclosure

3.05 Deficiency Judgments

3.05a	Guidelines for Deficiency Judgments
MGIC will notify you in writing if we determine that you should preserve our subrogated deficiency rights.

MGIC requires you to preserve its right to a deficiency judgment if the deficiency is estimated to exceed $30,000.

MGIC will reimburse additional accrued interest and certain expenses resulting from this extended redemption period or delay if:

■ the deficiency is preserved or established at MGIC’s direction AND
■ there is an extended redemption period or a delay directly related to preserving or establishing the deficiency (beyond the usual custom and practice).

These additional amounts must be identified clearly on the claim form.

Questions? Contact MGIC Customer Service, customer_service@mgic.com or 1-800-424-6442.

MGIC’s Default Servicing Guide
Section 4: Real Estate Owned (REO)

Section 4: Real Estate Owned (REO)	4.01 REO Property Disposition for Primary Coverage 4.02 REO Property Disposition for Supplemental Coverage (Pool or Second-Layer Coverage)

4.01 REO Property Disposition for Primary  Coverage

4.01a	Guidelines for Property Disposition for Primary Coverage
MGIC encourages servicers to pursue marketing of REO properties prior to claim filing or resolution.

List price approval is not required.

Offers deemed acceptable by the insured must be submitted for approval until the claim is resolved.

Documentation	MGIC requires the following documentation for offer approval:
■ interior valuation with photos;
■ cost of any repairs made; AND
■ sale terms including:
– offer amount,
– closing date,
– estimated closing costs for buyer and seller AND
– any other miscellaneous terms of sale.

For Sales With Influence on the MGIC Claim for Loss

Include the following with your claim submission:
■ a copy of the HUD-1 Settlement Statement (required in order to receive a claim payment).

Note	The MGIC Sale Approval Letter will indicate whether the offer is with or without influence to the claim for loss. If the sale has influence to the claim for loss and there are changes to the terms of the sale, MGIC’s approval is required.

For Sales With No Influence on the MGIC Claim for Loss

You are not required to provide a copy of the HUD-1 Settlement Statement. MGIC approval is not required for any change to the terms of sale.

Submission	Send e-mail to reo_marketing@mgic.com, including your submission request and supporting documents.

Questions? Contact MGIC Customer Service, customer_service@mgic.com or 1-800-424-6442.

MGIC’s Default Servicing Guide
Section 4 – Real Estate Owned (REO)

4.02	REO Property Disposition for Supplemental Coverage (Pool or Second-Layer Coverage)

4.02a	Guidelines for REO Property Disposition for Supplemental Coverage (Pool or Second-Layer Coverage)
MGIC will oversee the insured’s marketing activity for all REO properties with supplemental pool or second-layer coverage.

Listing Approval

Submit marketing packages for listing approval within 30 days of property possession.

Upon receipt, MGIC will review the package. Within 3 business days, you will receive our response, including listing instructions and an approved minimum net sale proceeds figure. The list price approval is valid for 60 days.

Upon listing, all of the following apply:
■ All list price reductions that may result in less than the approved minimum net sale proceeds must be approved by MGIC.
■ An updated BPO is required every 90 days.
■ Monthly status reports of the marketing activity of each property must be provided to MGIC.

Offer Processing Approval
You may negotiate any offer that will result in a net sale proceeds amount greater than or equal to the minimum net sale proceeds amount approved by MGIC. Submit to MGIC for approval any offers deemed acceptable by the insured that do not meet the minimum net sales proceeds.

Documentation	Listing Approval

Submit marketing packages including:
■ a copy of the appraisal from loan origination
■  contact name and phone number for individual with access to property
■ 2 interior valuations with photos:
– 1 BPO obtained from an agent selected by the servicer/insured AND
– 1 BPO obtained through MGIC Real Estate Operations (order BPOs at REVSalesSupport@mgic.com)
■ an indication of the recommended marketing strategy, “as is” or “repaired,” and
■  the suggested list price;
■ eviction information, as applicable, including start and end dates, and whether the occupant is a tenant or borrower (as available); AND
■  bids for repair — prior MGIC approval is required for any nonemergency repairs to be completed on properties with supplemental coverage.

Questions? Contact MGIC Customer Service, customer_service@mgic.com or 1-800-424-6442.

MGIC’s Default Servicing Guide
Section 4 – Real Estate Owned (REO)

Offer Processing

If you have an offer requiring MGIC approval, submit the following:
■ a copy of the sales terms, including:
– the offer amount, closing date and estimated closing costs for the buyer and the seller; AND
–   any other miscellaneous terms of the offer agreement.

Note	Provide the HUD-1 Settlement Statement as soon as it’s available, regardless of when the supplemental (pool or second-layer coverage) claim is filed.

Submission	Send e-mail to reo_marketing@mgic.com, including your submission request and supporting documents.

Questions? Contact MGIC Customer Service, customer_service@mgic.com or 1-800-424-6442.

MGIC’s Default Servicing Guide
Section 4 – Real Estate Owned (REO)

MGIC’s Default Servicing Guide
Section 5: Claim for Loss

Section 5: Claim for Loss	5.01 Conditions Prior to Claim 5.02 Exclusions from Coverage 5.03 Nonclaimable Items 5.04 Claim Documentation Requirements 5.05 Filing Claims 5.06 Check Claim Status 5.07 Explanation of Benefits

MGIC Reservation of Rights
MGIC retains a full and complete reservation of rights. Neither this document nor any action taken by MGIC that may appear inconsistent with this document should be construed as a waiver by MGIC of any rights or defenses it may have.

5.01 Conditions Prior to Claim

5.01a	Guidelines for Compliance
In order to be entitled to a claim payment, you must comply with all conditions under the MGIC Master Policy, including but not limited to the following:
■  File the Notice of Default and ongoing monthly reporting in a timely manner (1.02, 1.03).
■ Make a good faith effort to mitigate MGIC’s loss (Section 2).
■ Commence and complete foreclosure as required by MGIC (Section 3).
■ Obtain MGIC’s approval as required on borrower-titled (5.01b) or lender-titled sales of the property (Section 4).
■ File the claim for loss in a timely manner (Section 5).
■  Provide supporting documentation and information as requested by MGIC (5.04).

5.01b	Guidelines for Title Acquisition
Acquisition of title to the property is generally a prerequisite to filing a claim for loss, subject to the following requirements:

Good and Merchantable Title

Good and Merchantable Title is title to the property that is free and clear of all liens, restrictions and encumbrances, including the borrowers’ right of redemption, other than title exceptions permitted by MGIC.

Note
Good and Merchantable Title is required for all loans for which MGIC elects to acquire the property and loans with supplemental coverage (pool or second-layer coverage).

Borrower’s Title

Borrower’s Title is title to the property as was vested in the borrower at the time of conveyance through foreclosure or deed in lieu of foreclosure.

Note	If MGIC does not elect to acquire title to the property in settlement of the claim, only Borrower’s Title is required to file the claim.

Questions? Contact MGIC Customer Service, customer_service@mgic.com or 1-800-424-6442.

MGIC’s Default Servicing Guide
Section 5 – Claim for Loss

Other Acceptable Title Transfer Scenarios
■ a borrower-titled short sale is closed; OR
■ the property is acquired by a third-party bidder at the foreclosure sale; OR
■ MGIC exercises its option to accelerate filing of a claim for loss.

5.02 Exclusions from Coverage

Refer to Section 4 of MGIC’s Master Policy for information regarding situations that may jeopardize or affect claim payments.

To view a copy of the MGIC Master Policy, see Master Policyholder resources at www.mgic.com/lender-services/index.html.

5.03 Nonclaimable Items

Certain fees are nonclaimable, including, but not limited to:
■ Attorney fees associated with robo-signing
■  Automated Valuation Model (AVM) fees
■  Borrower outreach/field service/door knock fees
■ Expenses associated with environmental hazards
■ Incentive fees
■ Late charges
■ Mortgage insurance premiums
■ Sheriff’s deposits
■ Tax penalties and interest
■   Technology fees, including connectivity, invoicing and processing fees
■ Transaction fees
■ Vendor fees

Questions? Contact MGIC Customer Service, customer_service@mgic.com or 1-800-424-6442.

MGIC’s Default Servicing Guide
Section 5 – Claim for Loss

5.04 Claim Documentation Requirements

Providing all required documentation will expedite processing your claim.
Submit supporting claim documents before, during or after filing a claim.
Submitting documents does not constitute filing of a claim; you must file a claim separately. See claim filing options on www.mgic.com/default-servicing/claims.html.

Note
When MGIC requests a document to support your claim, and if after multiple and reasonable efforts to locate the specific document, you have determined you will never be able to supply it, provide official notification to MGIC using the Unable to Provide selection within MGIC/Link’s Claim Documents feature.

5.04a	Minimum Documentation Requirements for all Claims
MGIC requires the following documentation to process your claim:

■ A loan payment history from origination to claim filing with corresponding escrow and suspense balances; however, at a minimum, a loan payment history for:
– The last 12 payments prior to claim filing OR
– If the payment due date has advanced, payment history from the first date of default to claim filing.
■ a comprehensive list, in chronological order, of your efforts and the events pertaining to:
– collection,
– foreclosure,
– loss mitigation,
– bankruptcy AND
– other legal activities;
■  a copy of your collections and loss mitigation systems’ notes;
■ evidence of title transfer (foreclosure deed);
■  if a third-party outbid, a copy of the third-party check;
■ a copy of the complete loan origination package and closing documents; AND
■  any potential additional information (5.04b).

Note	If the state time frame is exceeded, see 3.02a for details.

Submission	Submit supporting claim documents using MGIC/Link’s Claim Documents feature.

Questions? Contact MGIC Customer Service, customer_service@mgic.com or 1-800-424-6442.

MGIC’s Default Servicing Guide
Section 5 – Claim for Loss

5.04b	Potential Additional Documentation
MGIC may require additional documentation in order to process your claim, based on the specifics of the loan, certificate or claim type.

Pay-Option ARMs or Loans with Negative Amortization
■  a copy of the Pay-Option ARM Note
Loss Mitigation Efforts
■  terms of any forbearance agreements, repayment plans or modification agreements
■  servicing notes, including a complete chronology of events

Short Sales
■ The additional documentation below applies to both short sales where MGIC has delegated approval authority to Fannie Mae and Freddie Mac and any non-GSE short sales:
– your borrower-titled short sale approval letter;
–  a copy of the final HUD-1 Settlement Statement;
–  a Broker’s Price Opinion (BPO) or an appraisal no more than 120 days from approval, including interior photographs
■  The additional documentation listed below applies to non-GSE short sales only:
– contribution information, if applicable; AND
– a copy of the executed sales contract.

Deed in Lieu
■ The additional documentation below applies to both deed in lieus where MGIC has delegated approval authority to Fannie Mae and Freddie Mac and any non- GSE deed in lieus:
– your deed in lieu approval letter;
– the Deed transferring title; AND
– contribution information, if applicable.

REO Sales
■  a copy of the final HUD-1 Settlement Statement and redemption statements;
■  a valuation (BPO or appraisal) with any repair addenda; AND
■  the approval letter containing the sale terms.

GSE Supplemental Coverage Claims (pool or second-layer coverage)
■  Primary coverage claim payment amount and date paid

Submission	Submit supporting claim documents using MGIC/Link’s Claim Documents feature.

Questions? Contact MGIC Customer Service, customer_service@mgic.com or 1-800-424-6442.

MGIC’s Default Servicing Guide
Section 5 – Claim for Loss

5.04c	Acquisition Documentation
If MGIC elects to acquire title to the property, you are required to provide MGIC or its designee the following documents prior to claim payment:
■ a recordable warranty deed (e.g., Grant Deed for California property, Covenant Deed for Michigan property) containing the normal and customary warranties and covenants in the usual and customary form (Quit Claim Deeds are not an acceptable form of conveyance to MGIC);
■ all appropriate state and county transfer forms (executed, if required);
■  evidence of Good and Merchantable Title;
■ evidence that all property taxes are paid current as of the date of acquisition; AND
■ if the property is subject to a homeowners association/condo assessment, a written statement from the association showing that:
– all dues, assessments, penalties and interest are paid current; AND
–  all filed liens have been released or satisfied.

Submission	Submit supporting claim documents using MGIC/Link’s Claim Documents feature.

5.05 Filing Claims

5.05a	Primary Coverage Claims
If Fannie Mae is the investor, file the claim on behalf of Fannie Mae.

If Freddie Mac is the investor, do not file a claim; Freddie Mac will file directly with MGIC.

For all other investors, it’s typical that you file the claim on their behalf.

Note	Servicing documentation requests are sent to and typically fulfilled by the Servicer regardless of Investor.

Time Frame Requirements
A claim on a loan must be filed within 60 days after title transfer which, could be one of the following:
■  a foreclosure sale has been completed OR
■  the property is sold as a borrower-titled short sale (5.01b)
■ For deeds in lieu of foreclosure, a claim must be filed within 90 days from the date of deed in lieu approval and within 60 days of execution of the deed in lieu.

Submission	See claim-filing options at www.mgic.com/default-servicing/claims.html.

Questions? Contact MGIC Customer Service, customer_service@mgic.com or 1-800-424-6442.

MGIC’s Default Servicing Guide
Section 5 – Claim for Loss

5.05b	Supplemental Coverage (Pool or Second-Layer Coverage) Claims
If a loan has GSE supplemental coverage (pool or second-layer coverage), the investor will file the claim.

For non-GSE, insured loans with supplemental coverage (pool or second-layer coverage), you are responsible for filing the claim.

Time Frame Requirements	File within 60 days AFTER closing the sale of the property.

Submission	See claim-filing options at www.mgic.com/default-servicing/claims.html.

5.05c	Supplemental/Review Claims
You can file a supplemental/review claim for one or a combination of the following reasons:
■ To request additional expenses on a paid claim
■ To request that MGIC to reconsider expenses previously disallowed on a paid claim

Note	All requests must include supporting documentation that has not already been provided.

Time Frame Requirements	File within 90 days of the initial claim payment. MGIC will not consider requests and supporting documentation submitted after 90 days from the initial claim payment.

Submission
When requesting additional expenses on a paid claim:
■ Submit additional expense information using the supplemental/review claim form on MGIC/Link Servicing.
■ Send all supporting documentation to claimsquery@mgic.com or via Secure File Transfer; select Claimsquery as File Recipient.
When requesting review and payment of previously disallowed items:
■  Send all supporting documentation via Secure File Transfer. Select Claimsquery as File Recipient.

5.06 Check Claim Status

Regardless of how you file a claim, check its status (7.01g) on MGIC/Link Servicing.

5.07 Explanation of Benefits

To help you understand how we arrived at a claim benefit amount, refer to the Explanation of Benefits (EOB) statement. The EOB statement includes a detailed explanation of the interest and expense calculations and a claim summary.

Regardless of how you file a claim, access its EOB (7.01g) on MGIC/Link Servicing.

In addition, Electronic Funds Transfer (EFT) users can view and print the EOB from the MGIC/Link Servicing Reports menu (7.01h).

Questions? Contact MGIC Customer Service, customer_service@mgic.com or 1-800-424-6442.

MGIC’s Default Servicing Guide
Section 6 – Exhibits

Section 6: Exhibits	6.01 MGIC Financial Analysis Form 6.02 Arrearage and Principal Reduction Defined With Respect to Loan Modifications 6.03 State Time Frames for Loans with Primary Coverage 6.04 Claim for Loss Form

6.01 MGIC Financial Analysis Form

Use the MGIC Financial Analysis Form — or a comparable analysis — to measure monthly cash flow, short-term savings and long-term savings. (If you use a form other than MGIC’s, do not include the MI claim payment in your calculations.)

The form is available on MGIC/Link Servicing. Select Short Sale in the main menu. Enter the certificate number and select MGIC Financial Analysis Form.

Questions? Contact MGIC Customer Service, customer_service@mgic.com or 1-800-424-6442.

MGIC’s Default Servicing Guide
Section 6 – Exhibits

6.02	Arrearage and Principal Reduction Defined, With Respect to Loan Modifications

6.02a Arrearage
6.02b Principal Reduction
6.02c Examples

Refer to these definitions for the application of arrearage and principal reduction as part of a loan modification. The table below includes examples of use and the impact on claim payment.

6.02a Arrearage	When a loan is delinquent, a modification typically will address the arrearage (delinquent PITI payments, including claimable interest and expenses). MGIC defines the options in the following ways:
■   Capitalize arrearage. The arrearage is added to the principal balance of the loan and included in the amortization calculation.

Note	Although not common, the arrearage may be identified as deferred or a forbearance, but still amortized. This is the same as capitalizing the arrearage.

■ Defer/forbear arrearage. The actual principal amount due and payable at maturity of the loan (or sale of the property) is the original unmodified principal amount, less any and all periodic principal payments the borrowers make until maturity or sale. However, the contractual payment the borrowers make is no longer fully amortized, as the arrearage is excluded from the amortization calculation (defer/forbear arrearage).
■ Balloon payment arrearage. The arrearage amount is due on a specific date, typically paid in a lump sum at the end of the mortgage term. The contractual payment the borrower makes is no longer fully amortized as the arrearage is excluded from the amortization calculation.

6.02b Principal Reduction	The modification includes a component to reduce the current unpaid principal balance (UPB). The amount of the principal reduction can be forgiven or handled as a forbearance.
■  Principal reduction/forgiveness. The current UPB is reduced by a specific amount. Payments are based on the new, reduced UPB. The principal may be forgiven:
– in total at the time of the modification OR
– over a period of time if the borrower remains current.
In some cases, a lender may require that the borrowers share any equity in the property at time of payout.
■ Principal forbearance. The principal amount is not amortized (included in the monthly payments), but is due in full at the time of sale or payoff of the loan.

Questions? Contact MGIC Customer Service, customer_service@mgic.com or 1-800-424-6442.

MGIC’s Default Servicing Guide
Section 6 – Exhibits

6.02c	Examples

	Description	Claim Impact[1]
Capitalize Arrearage (may be called deferred or forbearance, but it is amortized)	UPB = $200,000 Loan is delinquent by $3,000 ■ Arrearage = $3,000 fully amortized (capitalized) ■ New UPB = $203,000 The borrowers are responsible for paying on a UPB of $203,000.	Claimable amount = $203,000
Forbear (defer or balloon) arrearage

UPB = $200,000
Loan is delinquent by $3,000
■  Arrearage = $3,000 (forbear, balloon or defer), not amortized
■  New UPB = $200,000

The borrowers are responsible for paying on a UPB of $200,000 with a final payment of $3,000 due upon sale or payoff of the loan, in addition to any remaining amount of the modified UPB.
Claimable amount = $203,000 ■ Calculate interest on $200,000 ■ No interest calculated on forbearance amount of $3,000
Capitalize arrearage; forbear principal

UPB = $200,000
Loan is delinquent by $3,000
■  Arrearage = $3,000 fully amortized (The amount is capitalized, but the Servicer may refer to it as forbearance, ballooned or deferred.)
■  Principal = $100,000 (forbear, balloon or defer), not amortized
■  New UPB = $103,000

The borrowers are responsible for paying on a UPB of $103,000 with a final payment of $100,000 due upon sale or payoff of the loan, in addition to any remaining amount of the modified UPB.
Claimable amount = $203,000 ■ Calculate interest on $103,000 ■ No interest calculated on $100,000
Forbear (defer or balloon) arrearage; forbear principal

UPB = $200,000
Loan is delinquent by $3,000
■  Arrearage = $3,000 (forbear, balloon or defer), not amortized
■  Principal = $100,000 (forbear, balloon or defer), not amortized
■  New UPB = $100,000

The borrowers are responsible for paying on a UPB of $100,000 with a final payment of $103,000 due upon sale or payoff of the loan, in addition to any remaining amount of the modified UPB.
Claimable amount = $203,000 ■ Calculate interest on $100,000 ■ No interest calculated on $103,000
Forgive (reduce) principal [2]

UPB = $200,000
Loan is delinquent by $3,000
■  Arrearage = $3,000 capitalized, fully amortized
■  Principal = $50,000 forgiven, not amortized
■  New UPB = $153,000

The borrowers are responsible for paying on a UPB of $153,000. The $50,000 in principal may be completely forgiven or may be due upon sale or payoff of the loan based on the terms of the program.
Claimable amount = $203,000 ■ Calculate interest on $153,000 calculated with interest ■ No interest calculated on $50,000

1 The claimable amount listed assumes the loan modification meets MGIC’s guidelines for delegated authority or that it was reviewed and approved by MGIC.
2  If the forgiveness is the result of litigation or a settlement, the forgiven amount may not be claimable.

Questions? Contact MGIC Customer Service, customer_service@mgic.com or 1-800-424-6442.

MGIC’s Default Servicing Guide
Section 6 – Exhibits

6.03  State Time Frames for Loans with Primary Coverage

The table below lists the number of days MGIC allows to complete a foreclosure subject to additional time required for diligent servicing and loss mitigation activities. If the number of days submitted on a claim exceeds the applicable State Time Frame, please provide to MGIC a chronology of events. MGIC will review the information to determine if additional days claimed will be allowed.

State	Method of Foreclosure	# of Days from Due Date of 1st Unpaid Installment to Claim Filing*	Paid Through Date Prior to Claim Filing*
AL	Power of Sale	240	270
AK	Trustee Sale Judicial w/Redemption	300 690	330 720
AZ	Trustee Sale Judicial	300 450	330 480
AR	Power of Sale	300	330
CA	Trustee Sale Judicial w/Redemption	300 900	330 930
CO	Trustee Sale w/Redemption	345	375
CT	Strict Foreclosure Power of Sale	360 420	390 450
DE	Judicial	390	420
DC	Trustee Sale	240	270
FL	Judicial	390	420
GA	Power of Sale	240	270
Guam	Non-Judicial	360	390
HI	Judicial	390	420
ID	Trustee Sale Judicial w/Redemption	360 540	390 570
IL	Judicial w/Redemption Judicial w/Redemption-Deficiency Judicial w/Redemption- Abandonment	450 480 300	480 510 330
IN	Judicial w/Redemption	420	450
IA	Non-Judicial Judicial w/o Deficiency Judicial w/o Deficiency (Non-Owner-Occupied) Judicial w/Deficiency	300 480 360 660	330 510 390 690
KS	Judicial w/Redemption	450	480
KY	Judicial	360	390
LA	Judicial	360	390
ME	Judicial w/Redemption	510	540
MD	Trustee Sale w/Redemption	285	315
MA	Trustee Sale	390	420
MI	Power of Sale – w/Redemption – Abandonment – w/1 Year Redemption (properties in excess of 3 acres)	450 300 630	480 330 660
MN	Power of Sale/Redemption Judicial w/Deficiency	450 660	480 690
MS	Trustee Sale	240	270
MO	Trustee Sale	240	270

Questions? Contact MGIC Customer Service, customer_service@mgic.com or 1-800-424-6442.

MGIC’s Default Servicing Guide
Section 6 – Exhibits

State	Method of Foreclosure	# of Days from Due Date of 1st Unpaid Installment to Claim Filing*	Paid Through Date Prior to Claim Filing*
MT	Power of Sale Judicial w/Redemption	300 660	330 690
NE	Trustee Sale Judicial	270 390	300 420
NV	Trustee Sale Judicial w/Redemption	300 660	330 690
NH	Power of Sale	240	270
NJ	Judicial w/o Deficiency Judicial w/Deficiency	480 660	510 690
NM	Judicial w/Redemption	360	390
NY	Judicial	480	510
NC	Trustee Sale	240	270
ND	Judicial w/Redemption	360	390
OH	Judicial w/Confirmation	450	480
OK	Judicial	360	390
OR	Trustee Sale	330	360
PA	Judicial	390	420
Puerto Rico	Judicial	540	570
RI	Power of Sale	240	270
SC	Judicial w/o Deficiency Judicial w/Deficiency	330 360	360 390
SD	Judicial w/Redemption	480	510
TN	Trustee Sale	240	270
TX	Power of Sale Judicial	220 360	250 390
US Virgin Islands	Trustee Sale Judicial w/Deficiency	510	540
UT	Trustee Sale Judicial w/Redemption	330 510	360 540
VT	Judicial w/Redemption	420	450
VA	Trustee Sale	240	270
WA	Trustee Sale Judicial w/Deficiency	330 690	360 720
WV	Trustee Sale	270	300
WI	Judicial w/o Deficiency Judicial w/Deficiency	450 630	480 660
WY	Power of Sale w/Redemption	405	435

*Add up to an additional 165 days if a borrower’s bankruptcy filing prevented timely initiation or completion of foreclosure.

Support	Refer to MGIC’s State Time Frame Guidelines (3.02) for additional information.

Questions? Contact MGIC Customer Service, customer_service@mgic.com or 1-800-424-6442.

MGIC’s Default Servicing Guide
Section 6 – Exhibits

6.04 Claim for Loss Form

File a claim for loss using MGIC/Link Servicing’s secure, web based form. Or if you’re unable to use MGIC/Link, complete the editable version of the form, print and fax to MGIC, 1-800-353-8781. A full-size version is available at www.mgic.com/default-servicing/default-guides.html.

Uniform Mortgage Insurance - Claim for Loss

Mortgage Guaranty Insurance Corporation • P.O. Box 525, Milwaukee, WI 53201-0525

MGIC

Insured Information

Insurance Type

1. Primary Pool

Claim Type

2. Initial Supplemental Other

Mortgage Insurance Company Name

3. Mortgage Guaranty Insurance Corporation

Date This Claim Submitted

4. / /

Mortgage Insurance Company Address

5. P.O. Box 525, Milwaukee, WI 53201

Mortgage Insurer Telephone Number

6. 1- 800 - 424 - 6442

Insured's Name

7.

Insured's Loan Number

8.

Address

9.

Certificate Number

10.

City State Zip

11.

Master Policy Number

12.

Borrower Information

Borrower Name(s)

13.

% Coverage

14. %

Type Coverage

15.

Property Address

16.

City State Zip

Servicer Information

Servicer Name (if different than insured's name)

17.

Servicer Loan Number

18.

Servicer Address (if different than insured's address)

19.

City State Zip

Payee Information

Payee Name (if different than insured's name)

20.

Payee Loan Number

21.

Payee Address (if different than insured's address)

22.

City State Zip

Investor Information

Investor Name (if different than Payee's name)

23.

Investor Loan Number

24.

71-20019 04/10

MGIC Claim for Loss Form Page 1 of 3

Questions? Contact MGIC Customer Service, customer_service@mgic.com or 1-800-424-6442.

MGIC’s Default Servicing Guide
Section 6 – Exhibits

MGIC’s Default Servicing Guide
Section 6 – Exhibits

Section 7: Default Servicing Tools	7.01 MGIC/Link Servicing 7.02 Automated Default Reporting 7.03 Secure File Transfer 7.04 Electronic Funds Transfer (EFT)

7.01 MGIC/Link Servicing

MGIC/Link Servicing provides you with a secure, automated support hub for servicing defaults, reporting your loss mitigation efforts and filing claims.

Register for your MGIC/Link Servicing login ID and password at www.mgic.com/signup.
7.01a Report Defaults and Default Status
7.01b Submit Loss Mitigation Workouts
7.01c Report HAMP Modifications for GSE and Non-GSE Loans
7.01d Report Loan Modifications
7.01e File a Claim
7.01f Uploading Documentation
7.01g Check Claim Status/Explanation of Benefits
7.01h View EFT Claim Payment Details

7.01a	Report Defaults and Default Status
Select File/Update a Default in the MGIC/Link main menu to:
■  notify us that a borrower is 2 consecutive payments past due by filing a Notice of Delinquency (1.02).
■ report the status of loans in default and your servicing efforts to remedy default as required by the Master Policy.

7.01b	Submit Loss Mitigation Workouts
Request approval and submit documentation for loss mitigation workouts that do not meet MGIC Delegated Guidelines.
■ Select Loan Modification in the MGIC/Link main menu to submit requests for approval for loan modifications that do not meet MGIC Delegated Guidelines (2.05a).
■ Select Short Sale in the MGIC/Link main menu to: – submit the results of the MGIC Financial Analysis for loans that meet MGIC Delegated Guidelines (2.06a);
– request approval and submit documentation for short sales that do not meet MGIC Delegated Guidelines (2.06d);
– provide additional information on short sale requests pending approval; AND
– request an extension approval.

Questions? Contact MGIC Customer Service, customer_service@mgic.com or 1-800-424-6442.

MGIC’s Default Servicing Guide
Section 7 – Default Servicing Tools

■ Select Deed in Lieu in the MGIC/Link main menu to submit requests for approval and supporting documentation for a deed in lieu that does not meet MGIC Delegated Guidelines (2.06d).
■ Select Other Workout Types in the MGIC/Link main menu to submit requests for approval for the following workout types:
– foreclosure sale postponement (2.01);
– forbearance (2.02);
– repayment plans (2.03); AND
– other unlisted programs that require MGIC’s review and approval.

7.01c	Report HAMP Modifications for GSE and Non-GSE Loans	Submit your completed MICA HAMP Reporting Template. ■ Select HAMP Reporting in the MGIC/Link main menu.

7.01d	Report Loan Modifications
■  Report individual or multiple loan modifications that meet MGIC Delegated Guidelines (2.05a)..
■ Select Loan Modification in the MGIC/Link main menu to report individual modifications or upload the Loan Modification Submission Spreadsheet.

7.01e	File a Claim	The most secure, expedient means to file an individual claim is via MGIC/Link Servicing.
■  Select File a Claim in the MGIC/Link main menu and enter the MGIC Certificate Number.

The online claim form opens, prefilled with servicer, mortgage insurance, borrower and property location information. The MGIC/Link form also calculates totals for you. You have the option to save your work and finish at your convenience. Once complete, submit the claim to MGIC.

7.01f	Uploading Documentation
Upload documentation through MGIC/Link Servicing:
■  prior to filing a claim OR
■ immediately after filing a claim OR
■ upon MGIC’s request for any missing or additional documentation.
■ Select Claim Documents in the MGIC/Link main menu.

Also, once MGIC has notified you that we have registered your claim, use the Claim Documents feature to:
■  access specific missing documents you need to submit on a per-claim basis; AND
■ create your own reports containing all of your claims with outstanding documents requested.

View our MGIC/Link Claims Pending Doc Request training tutorial.

Questions? Contact MGIC Customer Service, customer_service@mgic.com or 1-800-424-6442.

MGIC’s Default Servicing Guide
Section 7 – Default Servicing Tools

7.01g	Check Claim Status/ Explanation of Benefits
Regardless of how you file a claim, you can check claim status securely and easily through MGIC/Link Servicing. Once a claim has been settled, you can download an Explanation of Benefits.
■ In the MGIC/Link main menu, select Policy Inquiries.
■ Provide the certificate number, a borrower Social Security Number or Servicer Number and select Claim as your Inquiry Type.

7.01h	View EFT Claim Payment Details
View payment details online the same day funds are transferred. Select the Reports tab to access:
■  EFT Reconciliation Reports with daily totals of funds transferred;
■  individual claim payments that comprise the total transfer; AND
■ Explanation of Benefits (EOB) statements for each claim.

7.02 Automated Default Reporting

Report defaults (1.02) and their status (1.03) to MGIC electronically via Automated Default Reporting (ADR) to reduce errors, increase efficiencies and eliminate paper.

How ADR works

Shortly after the 15th of every month, your loan data base is scanned. During the scan, information about delinquent MGIC loans is gathered from your online collection system and loaded into an electronic file. Once the information is loaded, you deliver the file to MGIC, where the information is added to our computer system.

Report all MGIC loans that are 2 or more months in default until either the loan becomes current or a claim is filed. Reported delinquencies include new defaults, updates or cures on previously reported delinquent loans and foreclosures.

How to Get Set Up on ADR

Step 1: Portfolio review

We recommend that a portfolio review be performed on all of your MGIC loans. This review ensures that your loan files – and ours – are accurate. To assist you, we’ll be happy to provide a file or listing of your current MGIC loans.

Step 2: Data verification

Once the review is complete and any discrepancies are resolved, Automated Default Reporting begins. To make sure your delinquent loans are accurately and completely transmitted, we verify your data – typically for the first two file submissions. During this time, you continue to report your delinquencies manually.

To Sign Up	To get set up with ADR, contact MGIC eCommerce Services, ecommerce_services@mgic.com or 1-800-558-9900.

Questions? Contact MGIC Customer Service, customer_service@mgic.com or 1-800-424-6442.

MGIC’s Default Servicing Guide
Section 7 – Default Servicing Tools

7.03 Secure File Transfer

Replace faxing and overnight document delivery and protect the privacy of information you send with MGIC’s Secure File Transfer.
All data transmissions are encrypted using the strongest available industry standards
— Secured Socket Layer (SSL).
Send and receive any file type (e.g., PDF, XLS, DOC, etc.).

To Sign Up	Register for your MGIC Secure File Transfer login ID and password at www.mgic.com/signup.

Support	View or print SFT Step-by-Step instructions. View our Send and Receive Files through Secure File Transfer training tutorial.

7.04 Electronic Funds Transfer (EFT)

Expedite MGIC Claim Payments with Electronic Funds Transfer. With EFT, as soon as MGIC completes a claim, funds are transferred directly into your account in one consolidated payment. EFT eliminates waiting for a check in the mail. MGIC will provide an EFT Reconciliation Report on the MGIC/Link Servicing site listing all loans receiving payment within one business day prior to deposit.

To get started

Complete and fax an Authorization for Electronic Receipt of Payment form to MGIC’s Cash Management Department, (414) 347-6354. The form is available at www.mgic.com > Servicing > Default Servicing > Guides and Forms.
Upon receipt, MGIC will:
■ test to ensure the successful transfer of future funds;
■ work with you to set up EFT service for your designated branches or offices;
■ notify you of the date EFT claim payments will be activated; AND
■ provide you with instructions for accessing payment detail via MGIC/Link Servicing (7.01h).

Questions? Contact MGIC Customer Service, customer_service@mgic.com or 1-800-424-6442.

Mortgage Guaranty Insurance Corporation
MGIC Plaza, Milwaukee, Wisconsin 53202 • www.mgic.com

© 2010-2013 Mortgage Guaranty Insurance Corporation. All rights reserved.
71-41067 6/13